LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                        ENDED SEPTEMBER 30, 2000

Kemper High Yield Opportunity Fund
Kemper High Yield Fund II

KEMPER HIGH YIELD FUNDS

 "... During the past 12 months, higher-quality, lower-yielding bonds within the high-yield market outperformed bonds with lower ratings and higher risk...."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

11
PORTFOLIO STATISTICS

14
PORTFOLIO OF INVESTMENTS

28
FINANCIAL STATEMENTS

31
FINANCIAL HIGHLIGHTS

35
NOTES TO FINANCIAL STATEMENTS

41
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER HIGH YIELD FUND II
 TOTAL RETURNS
 FOR THE YEAR ENDED SEPTEMBER 30, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                                                      LIPPER HIGH CURRENT
                                         KEMPER HIGH YIELD      KEMPER HIGH YIELD         YIELD FUNDS
KEMPER HIGH YIELD FUND II CLASS A         FUND II CLASS B        FUND II CLASS C       CATEGORY AVERAGE*
---------------------------------        -----------------      -----------------     ------------------
-0.98                                          -1.73                  -1.73                  -0.02

 KEMPER HIGH YIELD OPPORTUNITY FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED SEPTEMBER 30, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                    KEMPER HIGH YIELD           KEMPER HIGH YIELD       LIPPER HIGH CURRENT YIELD
KEMPER HIGH YIELD OPPORTUNITY FUND CLASS A      OPPORTUNITY FUND CLASS B    OPPORTUNITY FUND CLASS C     FUNDS CATEGORY AVERAGE*
------------------------------------------      ------------------------    ------------------------    -------------------------
-6.91                                                     -7.71                       -7.82                       -0.02

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER HIGH YIELD FUND II
    CLASS A                           $7.78     $8.76
 .........................................................
    KEMPER HIGH YIELD FUND II
    CLASS B                           $7.78     $8.77
 .........................................................
    KEMPER HIGH YIELD FUND II
    CLASS C                           $7.78     $8.77
 .........................................................

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER HIGH YIELD
    OPPORTUNITY FUND CLASS A          $6.94     $8.33
 .........................................................
    KEMPER HIGH YIELD
    OPPORTUNITY FUND CLASS B          $6.94     $8.33
 .........................................................
    KEMPER HIGH YIELD
    OPPORTUNITY FUND CLASS C          $6.94     $8.34
 .........................................................

 KEMPER HIGH YIELD FUND II RANKINGS AS
 OF 9/30/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #257 of 352 funds     #281 of 352 funds     #281 of 352 funds
 ....................................................................................

 KEMPER HIGH YIELD OPPORTUNITY FUND
 RANKINGS AS OF 9/30/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #313 of 352 funds     #314 of 352 funds     #316 of 352 funds
 ....................................................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 DIVIDEND AND YIELD REVIEW
 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 2000.

      KEMPER HIGH YIELD
           FUND II               CLASS A               CLASS B               CLASS C
 ...............................................................................................
    ONE-YEAR INCOME:              $0.930                $0.860                $0.860
 ...............................................................................................
    SEPTEMBER DIVIDEND:           $0.077               $0.0718               $0.0718
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           11.88%                11.07%                11.07%
 ...............................................................................................
    SEC YIELD+:                   11.36%                11.12%                11.12%
 ...............................................................................................

      KEMPER HIGH YIELD
      OPPORTUNITY FUND           CLASS A               CLASS B               CLASS C
 ...............................................................................................
    ONE-YEAR INCOME:              $0.810                $0.760                $0.780
 ...............................................................................................
    SEPTEMBER DIVIDEND:          $0.0710               $0.0656               $0.0657
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           12.28%                11.34%                11.36%
 ...............................................................................................
    SEC YIELD+:                   12.84%                12.46%                12.44%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE (WHICH DOES NOT INCLUDE SALES CHARGE ADJUSTMENTS) ON SEPTEMBER 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED SEPTEMBER 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

                             PRESERVING CAPITAL WAS THE OVERRIDING MARKET
                             CHALLENGE AS THE DYNAMICS OF TELECOM-RELATED
                             FINANCING WEAKENED AND U.S. ECONOMIC GROWTH
                             MODERATED. GOVERNMENT BONDS OUTPERFORMED HIGH-YIELD BONDS DURING THE PAST 12 MONTHS AS THE TREASURY BOUGHT BACK LONG-TERM DEBT. BELOW, LEAD PORTFOLIO MANAGER HARRY RESIS DISCUSSES HOW THE FUND PERFORMED IN THIS ENVIRONMENT.

Q

      HOW DID THE HIGH-YIELD MARKET BEHAVE AND THE FUND PERFORM DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?

A
      It was not a pleasant year for high-yield bonds and was a disappointing time for the funds. Concern over the effect of the Federal Reserve Board interest rate hikes, the overall credit quality of the high-yield market, weak investor demand and a jittery stock market contributed to a setback for high-yield bonds during fiscal year 2000. Preserving capital was the overriding market challenge as the dynamics of telecom-related financing weakened and U.S. economic growth moderated.

  For the 12-month period ended September 30, 2000, Kemper High Yield Fund II declined 0.98 percent while Kemper High Yield Opportunity Fund dropped 6.91 percent (A shares at net asset value for both funds). This was worse than the average 0.02 percent drop of the fund's peers as measured by Lipper, Inc. The unmanaged Chase U.S./ Canada High Yield Bond index rose 0.50 percent for the same period.

  The funds focused on bonds issued by U.S.-based companies, which did not do as well as certain high-yield emerging market bonds. In addition, Kemper High Yield Opportunity Fund had a more concentrated portfolio than most of its peers and Kemper High Yield Fund II. Price declines of telecom, cyclical industrial and other high-yield bonds within High Yield Opportunity Fund's portfolio had a disproportionate impact on total return.

Q

      WILL YOU DESCRIBE HOW KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND WERE POSITIONED DURING THE PERIOD?

A
      During the past 12 months, higher-quality, lower-yielding bonds within the high-yield market outperformed bonds with lower ratings and higher risk. Since the start of calendar year 2000, we aggressively sought to upgrade the quality of each fund's portfolio. We succeeded in cutting the percentage of unrated bonds nearly in half compared with September 30, 1999 (see Quality), and we substantially increased the percentage of the portfolios with BB ratings and higher. Overall, we focused on a smaller number of larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  Within Kemper High Yield Fund II, we purchased Treasuries during the year, and this enhanced performance by helping to preserve principal and allowing the fund to capitalize on the Treasury's buyback activity. Within Kemper High Yield Opportunity Fund, we purchased a small amount of high-yielding equity securities. This initially helped performance by augmenting income potential. However, prices of these securities

[HARRY RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.
[DAN DOYLE PHOTO]
DAN DOYLE IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND. A CERTIFIED FINANCIAL ANALYST, HE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A FUND PORTFOLIO MANAGER. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY SPECIFIC SECURITY.
PERFORMANCE UPDATE

PERFORMANCE UPDATE

generally declined during periods of increased equity market volatility.

  Our bond repositioning efforts weren't enough to overcome the negative market forces. One source of anxiety was the size of the distressed high-yield bond market. As of September 30, 2000, debt trading at or below 50 percent of par (face value) grew to $43.6 billion from $17.7 billion a year ago, according to Chase Securities. Many bonds issued by telecom companies took a pounding during the past year after quarterly sales and profits didn't live up to expectations. Overall, rising oil prices, a weak euro (which made the goods of domestic companies that export more expensive for Europeans to buy) and higher operating costs put pressure on high-yield bond issuers' cash flow.

  Another reason for the high-yield market's weakness was anemic investor demand. The lure of potentially higher returns from equity stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. From January to September 2000, investors liquidated $4.4 billion from high-yield mutual funds, compared with a $4.9 billion net inflow of new investments for the first nine months of 1999, according to Chase Securities.

Q      STOCKS HAVE BEEN VOLATILE DURING THE PAST 12 MONTHS. HISTORICALLY,
HIGH-YIELD BONDS HAVE HELPED TEMPER EQUITY PORTFOLIO VOLATILITY. DID THIS HAPPEN IN FISCAL YEAR 2000?

A      The high-yield market held up better than stocks in January 2000 and
September 2000, two especially weak periods for stocks. In both months, the unmanaged S&P 500 index fell more than 5 percent whereas the unmanaged Merrill Lynch High Yield Master index dipped less than 1 percent. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers, especially given the magnitude of volatility we've seen in stocks since April.

Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A      Yields in the high-yield market have increased dramatically since
September 1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to nearly 740 basis points (7.4 percent). Given that 10-year Treasury bonds yielded 5.80 percent as of September 30, 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk.

  During the fiscal year, strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to
6.50 percent. However, between September 30, 1999, and September 30, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. This past winter, the government announced a buyback plan for 30-year Treasuries, and this helped support Treasury bond prices for the balance of the fiscal year.

  In calendar year 2000, mortgage interest rates for consumers reached their highest levels in five years, while housing and related consumer spending activity remained strong. Oil prices soared past $35 a barrel. Consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high oil prices and natural gas shortages. This fear spilled over into the investment-grade corporate

 HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES
SEPTEMBER 30, 1995 TO SEPTEMBER 30, 2000

[LINE CHART]

                                     MERRILL LYNCH HIGH
                                        YIELD MASTER           TEN YEAR
                                           INDEX*             TREASURIES
                                     ------------------       ----------
9/95                                       10.079               6.182
                                            9.933               6.020
                                            9.835               5.741
                                            9.762               5.572
                                            9.539               5.580
                                            9.611               6.098
                                            9.796               6.327
                                            9.849               6.670
                                            9.861               6.852
                                            9.989               6.711
                                           10.009               6.794
                                            9.912               6.943
9/96                                        9.595               6.703
                                            9.629               6.339
                                            9.418               6.044
                                            9.385               6.418
                                            9.407               6.494
                                            9.100               6.552
                                            9.665               6.903
                                            9.561               6.718
                                            9.240               6.659
                                            9.055               6.500
                                            8.572               6.010
                                            8.797               6.339
9/97                                        8.580               6.102
                                            8.716               5.831
                                            8.691               5.874
                                            8.600               5.741
                                            8.352               5.505
                                            8.378               5.622
                                            8.391               5.654
                                            8.549               5.671
                                            8.679               5.552
                                            8.812               5.446
                                            8.819               5.494
                                           10.180               4.976
9/98                                       10.276               4.420
                                           10.970               4.605
                                           10.088               4.714
                                           10.304               4.648
                                           10.192               4.651
                                           10.416               5.287
                                           10.365               5.242
                                            9.912               5.348
                                           10.328               5.622
                                           10.518               5.780
                                           10.470               5.903
                                           10.813               5.970
9/99                                       10.952               5.877
                                           11.116               6.024
                                           10.943               6.191
                                           11.021               6.442
                                           11.459               6.665
                                           11.548               6.409
                                           11.922               6.004
                                           12.252               6.212
                                           12.563               6.272
                                           12.283               6.031
                                           12.344               6.031
                                           12.312               5.725
9/00                                       12.603               5.801

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

*THE MERRILL LYNCH HIGH YIELD MARGIN INDEX IS AN UNMANAGED GROUP OF LOWER QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PERFORMANCE UPDATE

bond market, and high-quality corporate bonds provided relatively weak returns in this uncertain environment.

Q     HOW HAVE HIGH-YIELD BONDS PERFORMED HISTORICALLY AFTER A PERIOD OF
INTEREST-RATE INCREASES BY THE FEDERAL RESERVE?

A     The last time the Federal Reserve tightened in a big way was six years ago, when the Fed raised rates six times. The year after that -- 1995 -- high-yield bonds returned 20.5 percent as measured by the Merrill Lynch High Yield Master index. Does that mean anything for the future? While it is possible, we do not believe we will see a repeat of 1995 next year. However, with many high-yield bonds that we like to buy yielding 11 percent, that makes for attractive total return potential, especially given the volatility we've seen in the equity markets.

Q     HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     It's possible that a year from now, high-yield bond prices will have stabilized, and even rebound if we have an economic "soft landing" and the Federal Reserve begins cutting rates. In the meantime, we think the smartest place to go is bonds rated BB. Since the start of the year, BB-rated issues have outperformed single Bs by a significant margin. Investors have been punished for taking credit risk, and all indications are that this environment is likely to continue. The latest figures from Lehman Brothers show that single Bs have been defaulting at a 7.64 percent rate this year, compared with just 0.99 percent for bonds rated BB.

  We don't think there is enough of a potential reward to offset the risks of stepping down in quality. We are prepared to sacrifice a modest amount of yield to avoid getting caught in a default squeeze that would impair principal. We think our prudence will be rewarded in the year ahead.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6.50 percent is 150 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically, it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

 U.S. HIGH-YIELD BOND PERFORMANCE BY RATING CATEGORY

(AS OF SEPTEMBER 2000)
[LINE CHART]

                                                                    STOCK                     HIGH YIELD BONDS
                                                                    -----                     ----------------
BB                                                                   4.63                           2.65
B                                                                   -1.80                          -0.17
CCC                                                                 -7.23                          -1.49

SOURCE: CHASE SECURITIES

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                           1-YEAR       CLASS
--------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND II CLASS A                      -5.40%       -2.91%      (since 11/30/98)
 ........................................................................................................
    KEMPER HIGH YIELD FUND II CLASS B                      -4.39        -2.54       (since 11/30/98)
 ........................................................................................................
    KEMPER HIGH YIELD FUND II CLASS C                      -1.73        -1.18       (since 11/30/98)
 ........................................................................................................

KEMPER HIGH YIELD II A
Growth of an assumed $10,000 investment in Class A shares from 11/30/98 to 9/30/00
[LINE GRAPH]

                                        KEMPER HIGH YIELD II     SALOMON BROTHERS     U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                                 A1                HIGH YIELD*               INDEX+                INDEX++
                                        --------------------     ----------------     -------------------       --------------
11/30/98                                      10000.00               10000.00               10000.00               10000.00
                                               9490.00               10071.00                9994.00                9961.00
                                               9642.00               10222.00               10018.00               10097.00
                                               9652.00               10105.00               10030.00               10044.00
                                               9766.00               10215.00               10061.00               10180.00
                                               9921.00               10401.00               10134.00               10420.00
                                               9719.00               10230.00               10134.00               10265.00
                                               9716.00               10108.00               10134.00               10275.00
7/31/99                                        9691.00               10053.00               10165.00               10277.00
                                               9612.00                9916.00               10189.00               10176.00
                                               9566.00                9933.00               10238.00               10104.00
                                               9551.00                9918.00               10256.00               10048.00
                                               9724.00               10037.00               10262.00               10215.00
12/31/99                                       9832.00               10099.00               10262.00               10319.00
                                               9761.00               10036.00               10293.00               10283.00
                                               9814.00               10103.00               10354.00               10339.00
                                               9616.00                9799.00               10439.00               10170.00
                                               9670.00                9688.00               10445.00               10168.00
                                               9504.00                9556.00               10457.00               10007.00
                                               9664.00                9901.00               10512.00               10198.00
                                               9708.00               10111.00               10537.00               10287.00
                                               9681.00               10286.00               10537.00               10368.00
9/30/00                                        9471.00               10292.00               10539.00               10254.00

KEMPER HIGH YIELD II B
Growth of an assumed $10,000 investment in Class B shares from 11/30/98 to 9/30/00
[LINE GRAPH]

                                        KEMPER HIGH YIELD II     SALOMON BROTHERS     U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                                 B1                HIGH YIELD*               INDEX+                INDEX++
                                        --------------------     ----------------     -------------------       --------------
11/30/98                                      10000.00               10000.00               10000.00               10000.00
                                               9944.00               10071.00                9994.00                9961.00
                                              10086.00               10222.00               10018.00               10097.00
                                              10101.00               10105.00               10030.00               10044.00
                                              10203.00               10215.00               10061.00               10180.00
                                              10360.00               10401.00               10134.00               10420.00
                                              10142.00               10230.00               10134.00               10265.00
                                              10133.00               10108.00               10134.00               10275.00
7/31/99                                       10100.00               10053.00               10165.00               10277.00
                                              10012.00                9916.00               10189.00               10176.00
                                               9957.00                9933.00               10238.00               10104.00
                                               9936.00                9918.00               10256.00               10048.00
                                              10109.00               10037.00               10262.00               10215.00
12/31/99                                      10203.00               10099.00               10262.00               10319.00
                                              10134.00               10036.00               10293.00               10283.00
                                              10183.00               10103.00               10354.00               10339.00
                                               9971.00                9799.00               10439.00               10170.00
                                              10021.00                9688.00               10445.00               10168.00
                                               9843.00                9556.00               10457.00               10007.00
                                              10002.00                9901.00               10512.00               10198.00
                                              10041.00               10111.00               10537.00               10287.00
                                              10007.00               10286.00               10537.00               10368.00
9/30/00                                        9545.00               10292.00               10539.00               10254.00

KEMPER HIGH YIELD II C
Growth of an assumed $10,000 investment in Class C shares from 11/30/98 to 9/30/00
[LINE GRAPH]

                                        KEMPER HIGH YIELD II     SALOMON BROTHERS     U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                                 C1                HIGH YIELD*               INDEX+                INDEX++
                                        --------------------     ----------------     -------------------       --------------
11/30/98                                      10000.00               10000.00               10000.00               10000.00
                                               9944.00               10071.00                9994.00                9961.00
                                              10086.00               10222.00               10018.00               10097.00
                                              10101.00               10105.00               10030.00               10044.00
                                              10203.00               10215.00               10061.00               10180.00
                                              10360.00               10401.00               10134.00               10420.00
                                              10142.00               10230.00               10134.00               10265.00
                                              10133.00               10108.00               10134.00               10275.00
7/31/99                                       10100.00               10053.00               10165.00               10277.00
                                              10012.00                9916.00               10189.00               10176.00
                                               9957.00                9933.00               10238.00               10104.00
                                               9924.00                9918.00               10256.00               10048.00
                                              10109.00               10037.00               10262.00               10215.00
12/31/99                                      10215.00               10099.00               10262.00               10319.00
                                              10135.00               10036.00               10293.00               10283.00
                                              10184.00               10103.00               10354.00               10339.00
                                               9972.00                9799.00               10439.00               10170.00
                                              10022.00                9688.00               10445.00               10168.00
                                               9844.00                9556.00               10457.00               10007.00
                                              10003.00                9901.00               10512.00               10198.00
                                              10042.00               10111.00               10537.00               10287.00
                                              10008.00               10286.00               10537.00               10368.00
9/30/00                                        9785.00               10292.00               10539.00               10254.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  SALES ADJUSTMENT, BUT REDEMPTIONS
  WITHIN ONE YEAR OF PURCHASE MAY BE
  SUBJECT TO A CONTINGENT DEFERRED SALES
  CHARGE OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. DURING
  THE PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE PERFORMANCE OF THE
    FUND WITH THAT OF THE SALOMON SMITH
    BARNEY LONG-TERM HIGH YIELD BOND
    INDEX AND THE U.S. CONSUMER PRICE
    INDEX, YOU SHOULD ALSO NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

    THE FUND MAY INVEST IN LOWER-RATED
    AND NONRATED SECURITIES, WHICH
    PRESENT GREATER RISK OF LOSS TO
    PRINCIPAL AND INTEREST THAN
    HIGHER-RATED SECURITIES.

 *THE SALOMON SMITH BARNEY LONG-TERM
  HIGH YIELD BOND INDEX IS ON A TOTAL
  RETURN BASIS, WITH ALL DIVIDENDS
  REINVESTED AND COMPRISES HIGH-YIELD
  BONDS WITH A PAR VALUE OF $50 MILLION
  OR HIGHER AND A REMAINING MATURITY OF
  10 YEARS OR LONGER RATED BB+ OR LOWER
  BY STANDARD & POOR'S CORPORATION OR
  BA1 OR LOWER BY MOODY'S INVESTORS
  SERVICE, INC. THIS INDEX IS UNMANAGED.
  SOURCE IS SALOMON BROTHERS INC.

 +THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

++THE DLJ HIGH YIELD INDEX IS DESIGNED
  TO MIRROR THE INVESTIBLE UNIVERSE OF
  U.S. DOLLAR DENOMINATED HIGH YIELD
  DEBT MARKET. SOURCE: DONALDSON LUFKIN
  & JENRETTE.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD FUND II

                PORTFOLIO COMPOSITION BY SECTOR*               ON 9/30/00
    TELECOMMUNICATIONS                                             24%
 ................................................................................
    CONSUMER CYCLICALS                                             23
 ................................................................................
    MEDIA                                                          15
 ................................................................................
    BASIC INDUSTRY                                                 10
 ................................................................................
    CONSUMER NONCYCLICALS                                           8
 ................................................................................
    U.S. TREASURIES                                                 7
 ................................................................................
    CAPITAL GOODS                                                   5
 ................................................................................
    ENERGY AND UTILITIES                                            3
 ................................................................................
    OTHER                                                           2
 ................................................................................
    TRANSPORTATION                                                  1
 ................................................................................
    TECHNOLOGY                                                      1
 ................................................................................
    CASH AND EQUIVALENTS                                            1
--------------------------------------------------------------------------------
                                                                  100%

[PIE CHART]

                 QUALITY               ON 9/30/00              ON 9/30/99
    AAA                                     7%                     --
 ................................................................................
    BBB                                     4                       1%
 ................................................................................
    BB                                     24                      17
 ................................................................................
    B                                      57                      67
 ................................................................................
    BELOW B AND NONRATED                    8                      15
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

        INTEREST RATE SENSITIVITY      ON 9/30/00              ON 9/30/99
    DURATION:                          4.1 years               4.8 years
 ................................................................................
    AVERAGE MATURITY:                  6.8 years               6.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                                        1-YEAR       CLASS
----------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD OPPORTUNITY FUND CLASS A          -11.07%      -2.54%      (since 10/1/97)
 ....................................................................................................
    KEMPER HIGH YIELD OPPORTUNITY FUND CLASS B          -10.21       -2.59       (since 10/1/97)
 ....................................................................................................
    KEMPER HIGH YIELD OPPORTUNITY FUND CLASS C           -7.82       -1.82       (since 10/1/97)
 ....................................................................................................

KEMPER HIGH YIELD OPPORTUNITY FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/97 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           OPPORTUNITY A1             INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
10/31/97                                       9546.00               10000.00               10000.00               10000.00
                                               9688.00               10136.00                9994.00               10085.00
                                               9818.00               10288.00                9981.00               10185.00
                                              10147.00               10511.00               10000.00               10343.00
                                              10223.00               10580.00               10019.00               10425.00
                                              10413.00               10699.00               10037.00               10542.00
                                              10459.00               10772.00               10056.00               10588.00
                                              10452.00               10862.00               10074.00               10596.00
                                              10457.00               10949.00               10087.00               10609.00
                                              10525.00               10993.00               10099.00               10691.00
                                               9585.00               10380.00               10111.00                9966.00
9/30/98                                        9633.00               10689.00               10124.00                9942.00
                                               9427.00               10538.00               10149.00                9735.00
                                              10159.00               11161.00               10149.00               10282.00
                                              10090.00               11240.00               10142.00               10242.00
                                              10257.00               11409.00               10167.00               10382.00
                                              10222.00               11278.00               10179.00               10327.00
                                              10391.00               11401.00               10210.00               10467.00
                                              10629.00               11608.00               10285.00               10714.00
                                              10365.00               11418.00               10285.00               10872.00
6/30/99                                       10286.00               11282.00               10285.00               10882.00
                                              10233.00               11231.00               10316.00               10884.00
                                              10087.00               11067.00               10340.00               10777.00
                                               9975.00               11086.00               10390.00               10701.00
                                               9922.00               11068.00               10408.00               10640.00
                                              10135.00               11202.00               10415.00               10819.00
                                              10264.00               11272.00               10415.00               10929.00
                                              10160.00               11202.00               10446.00               10891.00
                                              10161.00               11276.00               10507.00               10950.00
                                               9923.00               10936.00               10594.00               10771.00
                                               9988.00               10813.00               10600.00               10769.00
                                               9746.00               10665.00               10613.00               10599.00
                                               9799.00               11051.00               10668.00               10800.00
                                               9812.00               11285.00               10693.00               10895.00
                                               9723.00               11480.00               10693.00               10980.00
9/30/00                                        9285.00               11487.00               10695.00               10859.00

KEMPER HIGH YIELD OPPORTUNITY FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 10/31/97 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           OPPORTUNITY B1             INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
10/31/97                                      10000.00               10000.00               10000.00               10000.00
                                              10141.00               10136.00                9994.00               10085.00
                                              10273.00               10288.00                9981.00               10185.00
                                              10606.00               10511.00               10000.00               10343.00
                                              10677.00               10580.00               10019.00               10425.00
                                              10869.00               10699.00               10037.00               10542.00
                                              10898.00               10772.00               10056.00               10588.00
                                              10895.00               10862.00               10074.00               10596.00
                                              10892.00               10949.00               10087.00               10609.00
                                              10944.00               10993.00               10099.00               10691.00
                                               9970.00               10380.00               10111.00                9966.00
9/30/98                                       10013.00               10689.00               10124.00                9942.00
                                               9725.00               10538.00               10149.00                9735.00
                                              10547.00               11161.00               10149.00               10282.00
                                              10469.00               11240.00               10142.00               10242.00
                                              10634.00               11409.00               10167.00               10382.00
                                              10590.00               11278.00               10179.00               10327.00
                                              10747.00               11401.00               10210.00               10467.00
                                              10998.00               11608.00               10285.00               10714.00
                                              10718.00               11418.00               10285.00               10872.00
6/30/99                                       10640.00               11282.00               10285.00               10882.00
                                              10567.00               11231.00               10316.00               10884.00
                                              10409.00               11067.00               10340.00               10777.00
                                              10286.00               11086.00               10390.00               10701.00
                                              10224.00               11068.00               10408.00               10640.00
                                              10436.00               11202.00               10415.00               10819.00
                                              10562.00               11272.00               10415.00               10929.00
                                              10448.00               11202.00               10446.00               10891.00
                                              10442.00               11276.00               10507.00               10950.00
                                              10190.00               10936.00               10594.00               10771.00
                                              10249.00               10813.00               10600.00               10769.00
                                               9994.00               10665.00               10613.00               10599.00
                                              10041.00               11051.00               10668.00               10800.00
                                              10047.00               11285.00               10693.00               10895.00
                                               9948.00               11480.00               10693.00               10980.00
9/30/00                                        9280.00               11487.00               10695.00               10859.00

KEMPER HIGH YIELD OPPORTUNITY FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 10/31/97 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           OPPORTUNITY C1             INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
10/31/97                                      10000.00               10000.00               10000.00               10000.00
                                              10141.00               10136.00                9994.00               10085.00
                                              10273.00               10288.00                9981.00               10185.00
                                              10595.00               10511.00               10000.00               10343.00
                                              10676.00               10580.00               10019.00               10425.00
                                              10869.00               10699.00               10037.00               10542.00
                                              10909.00               10772.00               10056.00               10588.00
                                              10906.00               10862.00               10074.00               10596.00
                                              10893.00               10949.00               10087.00               10609.00
                                              10956.00               10993.00               10099.00               10691.00
                                               9971.00               10380.00               10111.00                9966.00
9/30/98                                       10013.00               10689.00               10124.00                9942.00
                                               9724.00               10538.00               10149.00                9735.00
                                              10557.00               11161.00               10149.00               10282.00
                                              10467.00               11240.00               10142.00               10242.00
                                              10644.00               11409.00               10167.00               10382.00
                                              10589.00               11278.00               10179.00               10327.00
                                              10757.00               11401.00               10210.00               10467.00
                                              10997.00               11608.00               10285.00               10714.00
                                              10717.00               11418.00               10285.00               10872.00
6/30/99                                       10651.00               11282.00               10285.00               10882.00
                                              10566.00               11231.00               10316.00               10884.00
                                              10420.00               11067.00               10340.00               10777.00
                                              10298.00               11086.00               10390.00               10701.00
                                              10236.00               11068.00               10408.00               10640.00
                                              10448.00               11202.00               10415.00               10819.00
                                              10574.00               11272.00               10415.00               10929.00
                                              10460.00               11202.00               10446.00               10891.00
                                              10454.00               11276.00               10507.00               10950.00
                                              10202.00               10936.00               10594.00               10771.00
                                              10261.00               10813.00               10600.00               10769.00
                                              10007.00               10665.00               10613.00               10599.00
                                              10053.00               11051.00               10668.00               10800.00
                                              10060.00               11285.00               10693.00               10895.00
                                               9961.00               11480.00               10693.00               10980.00
9/30/00                                        9493.00               11487.00               10695.00               10859.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  SALES ADJUSTMENT, BUT REDEMPTIONS
  WITHIN ONE YEAR OF PURCHASE MAY BE
  SUBJECT TO A CONTINGENT DEFERRED SALES
  CHARGE OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. DURING
  THE PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE PERFORMANCE OF THE
    FUND WITH THAT OF THE SALOMON SMITH
    BARNEY LONG-TERM HIGH YIELD BOND
    INDEX AND THE U.S. CONSUMER PRICE
    INDEX, YOU SHOULD ALSO NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

    THE FUND MAY INVEST IN LOWER-RATED
    AND NONRATED SECURITIES, WHICH
    PRESENT GREATER RISK OF LOSS TO
    PRINCIPAL AND INTEREST THAN
    HIGHER-RATED SECURITIES.

 *THE SALOMON SMITH BARNEY LONG-TERM
  HIGH YIELD BOND INDEX IS ON A TOTAL
  RETURN BASIS, WITH ALL DIVIDENDS
  REINVESTED AND COMPRISES HIGH-YIELD
  BONDS WITH A PAR VALUE OF $50 MILLION
  OR HIGHER AND A REMAINING MATURITY OF
  10 YEARS OR LONGER RATED BB+ OR LOWER
  BY STANDARD & POOR'S CORPORATION OR
  BA1 OR LOWER BY MOODY'S INVESTORS
  SERVICE, INC. THIS INDEX IS UNMANAGED.
  SOURCE IS SALOMON BROTHERS INC.

 +THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

++THE DLJ HIGH YIELD INDEX IS DESIGNED
  TO MIRROR THE INVESTIBLE UNIVERSE OF
  U.S. DOLLAR DENOMINATED HIGH YIELD
  DEBT MARKET. SOURCE: DONALDSON LUFKIN
  & JENRETTE.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD OPPORTUNITY FUND

              PORTFOLIO COMPOSITION BY SECTOR*                 ON 9/30/00
    TELECOMMUNICATIONS                                             23%
 ..................................................................................
    BASIC INDUSTRY                                                 18
 ..................................................................................
    CONSUMER CYCLICALS                                             15
 ..................................................................................
    MEDIA                                                          13
 ..................................................................................
    CONSUMER NONCYCLICALS                                           8
 ..................................................................................
    CAPITAL GOODS                                                   6
 ..................................................................................
    ENERGY AND UTILITIES                                            5
 ..................................................................................
    COMMON AND PREFERRED STOCK                                      4
 ..................................................................................
    OTHER                                                           3
 ..................................................................................
    TRANSPORTATION                                                  2
 ..................................................................................
    TECHNOLOGY                                                      2
 ..................................................................................
    CASH AND EQUIVALENTS                                            1
----------------------------------------------------------------------------------
                                                                  100%

[PIE CHART]

                 QUALITY               ON 9/30/00              ON 9/30/99
    BBB                                     3%
 ................................................................................
    BB                                     15                      11%
 ................................................................................
    B                                      68                      71
 ................................................................................
    BELOW B                                10                      --
 ................................................................................
    OTHER                                  --                      10
 ................................................................................
    NONRATED                                4                       8
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

        INTEREST RATE SENSITIVITY      ON 9/30/00              ON 9/30/99
    DURATION:                          3.7 years               4.7 years
 ................................................................................
    AVERAGE MATURITY:                  6.6 years               6.8 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD OPPORTUNITY FUND
Portfolio of Investments at September 30, 2000

    REPURCHASE AGREEMENTS--0.5%                                                       PRINCIPAL AMOUNT      VALUE
                                             State Street Bank and Trust Company,
                                               6.480%, to be repurchased at $116,063
                                               on 10/02/2000**
                                               (Cost $116,000)                            $116,000       $   116,000
                                             ---------------------------------------------------------------------------
    CORPORATE BONDS--92.5%

    CONSUMER DISCRETIONARY--16.4%
                                             AFC Enterprises, 10.250%, 05/15/2007          510,000           507,450
                                             Avondale Mills, 10.250%, 05/01/2006           274,000           260,300
                                             Circus Circus Mandalay Resort Group,
                                               6.450%, 02/01/2006                           30,000            26,440
                                             Florida Panthers, 9.875%, 04/15/2009          400,000           386,000
                                             Guitar Center Management,
                                               11.000%, 07/01/2006                         330,000           318,450
                                             Hines Horticulture, Inc.,
                                               11.750%, 10/15/2005                         450,000           443,250
                                             Hollywood Entertainment Corp.,
                                               10.630%, 08/15/2004                         160,000           123,200
                                             MGM Grand, Inc., 9.750%, 06/01/2007           220,000           227,150
                                             MGM Mirage, Inc., 8.500%, 09/15/2010          130,000           127,400
                                             Mandalay Resort Group:
                                               9.500%, 08/01/2008                          100,000           101,750
                                               10.250%, 08/01/2007                         100,000           103,000
                                             Park Place Entertainment, Inc.,
                                               9.375%, 02/15/2007                          150,000           152,250
                                             Perkins Finance, L.P.,
                                               10.125%, 12/15/2007                         190,000           178,600
                                             Restaurant Co.,
                                               Step-up Coupon, 0% to 05/15/2003,
                                               11.250% to 05/15/2008                       250,000           125,000
                                             Sealy Mattress Co.,
                                               Step-up Coupon, 0% to 12/15/2002,
                                               10.875% to 12/15/2007                       670,000           497,475
                                             Specialty Retailers, Inc.,
                                               9.000%, 07/15/2007*                         200,000                 0
                                             ---------------------------------------------------------------------------
                                                                                                           3,577,715
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.9%
                                             Grove Worldwide LLC,
                                               9.250%, 05/01/2008                          125,000            15,000
                                             Jafra Cosmetics International, Inc.,
                                               11.750%, 05/01/2008                         190,000           182,400
                                             ---------------------------------------------------------------------------
                                                                                                             197,400
------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.8%
                                             Mariner Post-Acute Network, Inc.,
                                               Step-up Coupon, 0% to 11/01/2002,
                                               10.500% to 11/01/2007*                      510,000             2,550
                                             Tenet Healthcare Corp.,
                                               9.250%, 09/01/2010                          150,000           156,938
                                             Vencor, Inc., 9.875%, 05/01/2005*              55,000             8,250
                                             ---------------------------------------------------------------------------
                                                                                                             167,738
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATION--22.9%
                                             Allegiance Telecom, Inc.,
                                               12.875%, 05/15/2008                         200,000           204,000

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                             Crown Castle International Corp.:
                                               10.750%, 08/01/2011                        $ 70,000       $    71,050
                                               Step-up Coupon, 0% to 08/01/2004,
                                               11.250% to 08/01/2011                        90,000            59,400
                                             Dobson Communications Corp.,
                                               10.875%, 07/01/2010                         100,000            97,000
                                             Esprit Telecom Group, PLC:
                                               10.875%, 06/15/2008                         110,000            50,600
                                               11.500%, 12/15/2007                         330,000           151,800
                                             FairPoint Communications,
                                               12.500%, 05/01/2010                         110,000           107,250
                                             Global Crossing Holdings Ltd.,
                                               9.500%, 11/15/2009                          240,000           238,800
                                             Global Telesystems Group,
                                               9.875%, 02/15/2005                          100,000            44,000
                                             Hermes Europe Railtel BV,
                                               11.500%, 08/15/2007                          50,000            23,000
                                             ICG Holdings, Inc.,
                                               Step-up Coupon, 0% to 09/15/2000,
                                               13.500% to 09/15/2005                       500,000           110,000
                                             Impsat Corp., 12.375%, 06/15/2008             155,000           116,250
                                             KMC Telecom Holdings, Inc.:
                                               Step-up Coupon, 0% to 02/15/2003,
                                               12.500% to 02/15/2008                       480,000           163,200
                                               13.500%, 05/15/2009                         220,000           138,600
                                             MGC Communications,
                                               13.000%, 10/01/2004                         310,000           254,200
                                             Nextel Communications, Inc.:
                                               9.375%, 11/15/2009                          340,000           334,475
                                               Step-up Coupon, 0% to 04/15/2003,
                                               9.450% to 04/15/2008                         40,000            24,000
                                               12.500%, 04/15/2006                          80,000            78,400
                                             Primus Telecommunications Group:
                                               11.250%, 01/15/2009                          70,000            35,000
                                               11.750%, 08/01/2004                         540,000           297,000
                                               12.750%, 10/15/2009                          50,000            25,500
                                             Rogers Cantel, 9.750%, 06/01/2016             170,000           182,750
                                             SBA Communications Corp.,
                                               Step-up Coupon, 0% to 03/01/2003,
                                               12.000% to 03/01/2008                       110,000            81,950
                                             Spectrasite Holdings, Inc.:
                                               Step-up Coupon, 0% to 04/15/2004,
                                               11.250% to 04/15/2009                       500,000           273,750
                                             Step-up Coupon, 0% to 07/15/2003,
                                               12.000% to 07/15/2008                       510,000           351,900
                                               10.750%, 03/15/2010                          20,000            19,000
                                             Telecorp PCS, Inc.:
                                               Step-up-Coupon, 0% to 04/15/2004,
                                               11.625 to 04/15/2009                        650,000           438,750
                                               10.625%, 07/15/2010                         100,000           101,000
                                             Teligent, Inc., 11.500%, 12/01/2007           280,000           123,200
                                             Tritel PCS Inc.,
                                               Step-up Coupon, 0% to 05/15/2004,
                                               12.75% to 05/15/2009                        260,000           174,200
                                             Triton Communications, L.L.C.,
                                               Step-up Coupon, 0% to 05/01/2003,
                                               11.000% to 05/01/2008                       880,000           660,000
                                             ---------------------------------------------------------------------------
                                                                                                           5,030,025

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    FINANCIAL--1.8%
                                             Eaton Vance CDO Class C,
                                               13.680%, 07/15/2012                        $200,000       $   200,000
                                             FRD Acquisition, 12.500%, 07/15/2004           20,000             7,400
                                             HMH Properties, 7.875%, 08/01/2008            200,000           184,000
                                             ---------------------------------------------------------------------------
                                                                                                             391,400
------------------------------------------------------------------------------------------------------------------------

    MEDIA--13.4%
                                             AMFM, Inc.:
                                               Step-up Coupon, 0% to 02/01/2002,
                                               12.750% to 02/01/2009                       110,000           105,462
                                               8.000%, 11/01/2008                          330,000           333,712
                                             American Lawyer Media, Inc.,
                                               9.750%, 12/15/2007                          330,000           312,675
                                             Avalon Cable Holdings LLC,
                                               Step-up Coupon, 0% to 12/01/03,
                                               11.875% to 12/01/2008                       200,000           136,000
                                             CSC Holdings, Inc.:
                                               8.125%, 08/15/2009                           54,000            52,920
                                               9.250%, 11/01/2005                          100,000           101,000
                                               10.500%, 05/15/2016                          60,000            64,800
                                             Charter Communications Holdings LLC,
                                               8.250%, 04/01/2007                          410,000           369,000
                                             NTL Communications Corp.,
                                               11.875%, 10/01/2010                          20,000            19,575
                                             NTL, Inc., 11.500%, 10/01/2008                255,000           248,625
                                             Panavision, Inc.,
                                               Step-up Coupon, 0% to 02/01/2002,
                                               9.625% to 02/01/2006                        370,000            92,500
                                             Renaissance Media Group,
                                               Step-up Coupon, 0% to 04/15/2003,
                                               10.000% to 04/15/2008                       130,000            87,100
                                             Star Choice Communications, Inc.,
                                               13.000%, 12/15/2005                          50,000            55,000
                                             TeleWest Communications, PLC:
                                               Step-up Coupon, 0% to 10/01/2000,
                                               11.000% to 10/01/2007                        95,000            90,963
                                               9.625%, 10/01/2006                           30,000            27,300
                                               11.250%, 11/01/2008                         140,000           136,500
                                             Transwestern Publishing:
                                             Step-up Coupon, 0% to 11/15/2002,
                                               11.875% to 11/15/2008                       310,000           238,700
                                               9.625%, 11/15/2007                          340,000           339,150
                                             United International Holdings,
                                               Step-up Coupon, 0% to 02/15/2003,
                                               10.750% to 02/15/2008                       170,000           113,900
                                             ---------------------------------------------------------------------------
                                                                                                           2,924,882
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.5%
                                             Spincycle, Inc.,
                                               Step-up Coupon, 0% to 05/01/2001,
                                               12.750% to 05/01/2005                       350,000           105,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.5%
                                             Airxcel, 11.000%, 11/15/2007                  160,000           102,400
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--17.6%
                                             Agriculture, Mining and Chemicals, Inc.,
                                               10.750%, 09/30/2003                          90,000            61,200
                                             Berry Plastics Corp., 12.250%, 04/15/2004     330,000           310,200
                                             Consumers International,
                                               10.250%, 04/01/2005                         200,000            68,000

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                             Flowserve Corporation,
                                               12.250%, 08/15/2010                        $100,000       $   103,000
                                             GS Technologies:
                                               12.000%, 09/01/2004                         210,000            21,000
                                               12.250%, 10/01/2005                         370,000            37,000
                                             Gaylord Container Corp.:
                                               9.750%, 06/15/2007                          260,000           182,000
                                               9.875%, 02/15/2008                           50,000            17,500
                                             Grove Holdings LLC:
                                               Step-up Coupon, 0% to 05/01/2003,
                                               11.625% to 05/01/2009*                       80,000               800
                                               14.500%, 05/01/2010                         137,630             1,376
                                             Huntsman Package, 11.750%, 12/01/2004         200,000           202,500
                                             NL Industries, Inc., 11.750%,
                                               10/15/2003                                  710,000           717,100
                                             Plainwell, Inc., 11.000%, 03/01/2008          320,000            64,000
                                             Printpack, Inc., 10.625%, 08/15/2006          330,000           318,450
                                             Riverwood International Corp.:
                                               10.250%, 04/01/2006                          10,000             9,950
                                               10.625%, 08/01/2007                          20,000            20,100
                                               10.875%, 04/01/2008                         820,000           750,300
                                             SF Holdings Group, Inc.,
                                               Step-up Coupon, 0% to 03/15/2003,
                                               12.750% to 03/15/2008                       470,000           244,400
                                             Tenneco Automotive, Inc.,
                                               11.625%, 10/19/2009                         450,000           285,750
                                             Texas Petrochemicals,
                                               11.125%, 07/01/2006                         500,000           425,000
                                             ---------------------------------------------------------------------------
                                                                                                           3,839,626
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--1.8%
                                             Exodus Communications, Inc.,
                                               11.625%, 07/15/2010                          80,000            80,800
                                             Flextronics International,
                                               9.875%, 07/01/2010                          110,000           113,025
                                             PSINet, Inc.:
                                               11.000%, 08/01/2009                         160,000           102,400
                                               11.500%, 11/01/2008                         160,000           105,600
                                             ---------------------------------------------------------------------------
                                                                                                             401,825
------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.7%
                                             AES Corp., 9.375%, 09/15/2010                 150,000           151,500
                                             Chesapeake Energy Corp.,
                                               9.625%, 05/01/2005                          350,000           348,250
                                             Key Energy Services, Inc.,
                                               14.000%, 01/15/2009                         100,000           114,000
                                             Nuevo Energy, 9.375%, 10/01/2010              100,000           100,000
                                             Triton Energy, Ltd., 8.875%, 10/01/2007       100,000           100,000
                                             ---------------------------------------------------------------------------
                                                                                                             813,750
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--4.2%
                                             MMI Products, Inc., 11.250%, 04/15/2007       340,000           332,350
                                             Metal Management, Inc.,
                                               10.000%, 05/15/2008                         870,000            87,000
                                             Metals USA, Inc., 8.625%, 02/15/2008          175,000           133,000
                                             Renco Steel Holdings Co., Series B,
                                               10.875%, 02/01/2005                         480,000           312,000
                                             Republic Technologies International,
                                               13.750%, 07/15/2009                         260,000            52,000
                                             ---------------------------------------------------------------------------
                                                                                                             916,350

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    CONSTRUCTION--4.1%
                                             Del Webb Corp., 9.750%, 01/15/2008           $200,000       $   186,000
                                             Dimac Corp., 12.500%, 10/01/2008*             120,000             1,200
                                             Lennar Corp., 9.950%, 05/01/2010              240,000           237,493
                                             Standard Pacific Corp.:
                                             8.000%, 02/15/2008                            100,000            91,250
                                             8.500%, 04/01/2009                            200,000           188,500
                                             Toll Corp.:
                                             8.000%, 05/01/2009                            100,000            94,500
                                             8.125%, 02/01/2009                            100,000            94,250
                                             ---------------------------------------------------------------------------
                                                                                                             893,193
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.3%
                                             Travelcenters America, 10.250%,
                                               04/01/2007                                  500,000           503,750
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.6%
                                             Azurix Corp.:
                                             10.375%, 02/15/2007                            80,000            72,800
                                             10.750%, 02/15/2010                           140,000           124,600
                                             Calpine Corp:
                                             7.750%, 04/15/2009                            100,000            94,834
                                             8.625%, 08/15/2010                             50,000            49,852
                                             ---------------------------------------------------------------------------
                                                                                                             342,086
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $25,340,724)                                           20,207,140
                                             ---------------------------------------------------------------------------
    FOREIGN BONDS--U.S. $
    DENOMINATED--3.6%
                                             AES Corporation, 11.500%, 08/30/2010          100,000           105,750
                                             Euramax International, PLC, 11.250%,
                                               10/01/2006                                  660,000           574,200
                                             Federal Republic of Brazil, 14.500%,
                                               10/15/2009                                  100,000           110,500
                                             ---------------------------------------------------------------------------
                                             TOTAL FOREIGN BONDS--U.S. $ DENOMINATED
                                             (Cost $873,400)                                                 790,450
                                             ---------------------------------------------------------------------------
    BOND INVESTMENT PORTFOLIO--0.0%                                                      SHARES
                                             Morgan Stanley High Yield Fund
                                             (Cost $1,125)                                     100             1,138
                                             ---------------------------------------------------------------------------
    EQUITY INVESTMENT PORTFOLIO--0.4%
                                             I Shares Russell 2000 Index Fund
                                             (Cost $104,030)                                 1,000           103,625
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCK--0.2%

    COMMUNICATIONS
    TELEPHONE/
    COMMUNICATIONS
                                             World Access, Inc.
                                             (Cost $106,904)                                    72            53,546
                                             ---------------------------------------------------------------------------
    PREFERRED STOCKS--1.3%
    COMMUNICATIONS--0.8%
    CELLULAR TELEPHONE
                                             Dobson Communications, PIK                        181           166,520
                                             Nextel Communications, Inc., PIK                   10             9,600
                                             ---------------------------------------------------------------------------
                                                                                                             176,120

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE

    FINANCIAL--0.1%
    REAL ESTATE
                                             Crown American Realty Trust                  $    560       $    21,560
                                             ---------------------------------------------------------------------------

    MANUFACTURING--0.4%
    CONTAINERS & PAPER--0.2%
                                             SF Holdings Group, Inc., PIK                       10            41,360
                                             ---------------------------------------------------------------------------

    MACHINERY/COMPONENTS--0.2%
                                             Eagle-Picher Holdings, Inc.                        20            45,000
                                             ---------------------------------------------------------------------------
                                                                                                              86,360
                                             ---------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $429,574)                                                 284,040
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--1.3%

    COMMUNICATIONS--0.1%
    TELEPHONE/
    COMMUNICATIONS
                                             Tele1 Europe Holding AB - ADR*                  1,761            15,849
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.4%
    CONTAINERS & PAPER
                                             Gaylord Container Corp.*                       10,000            16,875
                                             SF Holdings Group, Inc.*                          131               655
                                             Smurfit-Stone Container Corp.*                  5,000            60,000
                                             ---------------------------------------------------------------------------
                                                                                                              77,530
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.3%
    STEEL & METALS
                                             Metals USA, Inc.                               24,000            70,500
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.5%
    BUILDING PRODUCTS
                                             Waxman Industries, Inc.*                       18,000             3,375
                                             ---------------------------------------------------------------------------

    HOMEBUILDING
                                             Hovnanian Enterprises Inc. "A"*                15,000           111,562
                                             ---------------------------------------------------------------------------
                                                                                                             114,937
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $523,498)                                                 278,816
                                             ---------------------------------------------------------------------------
    WARRANTS*--0.2%

    COMMUNICATIONS--0.0%
    TELEPHONE/
    COMMUNICATIONS
                                             KMC Telecom Holdings, Inc.                        160               640
                                             Star Choice Communications                      1,158             9,843
                                             ---------------------------------------------------------------------------
                                                                                                              10,483
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.2%
    OTHER FINANCIAL
    COMPANIES
                                             Ono Finance PLC                                   360            32,400
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER
                                             Spincycle, Inc.                                   350                 4
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.0%
                                             American Banknote Corp.                           100                 1
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                             Decrane Holdings Co.                              230                 0
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS
                                             Republic Technologies International               260                 3
                                             ---------------------------------------------------------------------------
                                             TOTAL WARRANTS
                                             (Cost $8,677)                                                    42,891
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENTS PORTFOLIO--100.0%
                                             (Cost $27,503,933) (a)                                      $21,877,646
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

 NOTES ON KEMPER HIGH YIELD OPPORTUNITY FUND PORTFOLIO OF INVESTMENTS

 *  Non-income producing securities.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $27,577,664. At September 30, 2000, the net unrealized depreciation for all securities based on tax cost was $5,700,018. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $300,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,000,129.

PIK denotes that interest or dividend is paid in kind.

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD II
Portfolio of Investments at September 30, 2000

    REPURCHASE AGREEMENTS--0.7%                                                      PRINCIPAL AMOUNT      VALUE
                                       State Street Bank and Trust Company, 6.480%,
                                         10/02/2000, to be repurchased at $899,324**
                                         (Cost $899,000)                                $  899,000      $    899,000
                                       ---------------------------------------------------------------------------------
    U. S. GOVERNMENT OBLIGATIONS--7.2%
                                       U.S. Treasury Bonds:
                                         6.500%, 02/15/2010                              3,000,000         3,126,090
                                         14.000%, 11/15/2011                             2,000,000         2,795,000
                                         15.750%, 11/15/2001                             1,000,000         1,100,470
                                       U.S. Treasury Note, 6.000%, 08/15/2009            2,000,000         2,010,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                                       (Cost $9,013,516)                                                   9,031,560
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--89.7%

    CONSUMER DISCRETIONARY--16.8%
                                       AFC Enterprises, 10.250%, 05/15/2007              1,570,000         1,562,150
                                       AMF Bowling, Inc.:
                                         Step-up Coupon, 0% to 03/15/2001,
                                         12.250% to 03/15/2006                           1,000,000           200,000
                                         10.875%, 03/15/2006                                60,000            13,200
                                       Advantica Restaurant Co., 11.250%, 01/15/2008       170,000            94,350
                                       Avondale Mills, 10.250%, 05/01/2006               1,060,000         1,007,000
                                       Circus Circus Mandalay Resort Group,
                                         6.450%, 02/01/2006                                130,000           114,572
                                       Eldorado Resorts, 10.500%, 08/15/2006             1,000,000         1,010,000
                                       Finlay Enterprises, Inc., 9.000%, 05/01/2008        275,000           251,625
                                       Finlay Fine Jewelry Co., 8.375%, 05/01/2008         320,000           294,400
                                       Florida Panthers, 9.875%, 04/15/2009              1,860,000         1,794,900
                                       Galey & Lord, Inc., 9.125%, 03/01/2008              730,000           463,550
                                       Guitar Center Management,
                                         11.000%, 07/01/2006                             1,732,000         1,671,380
                                       Harvey's Casino Resorts, 10.625%, 06/01/2006        890,000           925,600
                                       Hines Horticulture, Inc., 11.750%, 10/15/2005     1,355,000         1,334,675
                                       Hollywood Entertainment Corp.,
                                         10.625%, 08/15/2004                               620,000           477,400
                                       Horseshoe Gaming Holdings,
                                         8.625%, 05/15/2009                              1,140,000         1,120,050
                                       Horseshoe Gaming LLC, 9.375%, 06/15/2007            380,000           379,050
                                       International Game Technology,
                                         8.375%, 05/15/2009                                510,000           498,525
                                       Krystal Inc., 10.250%, 10/01/2007                   930,000           697,500
                                       MGM Grand, Inc., 9.750%, 06/01/2007               1,010,000         1,042,825
                                       MGM Mirage, Inc., 8.500%, 09/15/2010                700,000           686,000
                                       Mandalay Resort Group:
                                         9.500%, 08/01/2008                                140,000           142,450
                                         10.250%, 08/01/2007                               320,000           329,600
                                       Mohegan Tribal Gaming Authority,
                                         8.750%, 01/01/2009                              1,770,000         1,752,300
                                       National Vision Association, Ltd.,
                                         12.750%, 10/15/2005                               450,000           180,000
                                       Park Place Entertainment, Inc.,
                                         9.375%, 02/15/2007                                690,000           700,350
                                       Perkins Finance, L.P., 10.125%, 12/15/2007          980,000           921,200
                                       Restaurant Co.,
                                         Step-up Coupon, 0% to 05/15/2003,
                                         11.250% to 05/15/2008                             350,000           175,000

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Sealy Mattress Co.,
                                         Step-up Coupon, 0% to 12/15/2002,
                                         10.875% to 12/15/2007                          $  925,000      $    686,813
                                       Specialty Retailers, Inc.:
                                         8.500%, 07/15/2005                                430,000            17,200
                                         9.000%, 07/15/2007*                               750,000                 1
                                       Station Casinos, Inc.,
                                         10.125%, 03/15/2006                               630,000           641,025
                                       ---------------------------------------------------------------------------------
                                                                                                          21,184,691
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.2%
                                       Grove Worldwide LLC, 9.250%, 05/01/2008             480,000            57,600
                                       Jafra Cosmetics International, Inc.,
                                         11.750%, 05/01/2008                               100,000            96,000
                                       US Can Corporation, 12.375%, 10/01/2010              40,000            40,800
                                       ---------------------------------------------------------------------------------
                                                                                                             194,400
------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.6%
                                       Mariner Post-Acute Network, Inc.,
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.500% to 11/01/2007                             800,000             4,000
                                       Tenet Healthcare Corp., 9.250%, 09/01/2010          760,000           795,150
                                       ---------------------------------------------------------------------------------
                                                                                                             799,150
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--23.7%
                                       Allegiance Telecom, Inc., 12.875%, 05/15/2008       875,000           892,500
                                       Call-Net Enterprises, Inc.:
                                         Step-up Coupon, 0% to 05/15/2004,
                                         10.800% to 05/15/2009                              80,000            24,000
                                         9.375%, 05/15/2009                                170,000            76,500
                                       Crown Castle International Corp.:
                                         Step-up Coupon, 0% to 11/15/2002,
                                         10.625% to 11/15/2007                             220,000           172,700
                                         Step-up Coupon, 0% to 08/01/2004,
                                         11.25% to 08/01/2011                              160,000           105,600
                                         9.000%, 05/15/2011                                 60,000            55,800
                                         9.500%, 08/01/2011                              1,000,000           960,000
                                         10.750%, 08/01/2011                               320,000           324,800
                                       Dobson Communications Corp.,
                                         10.875%, 07/01/2010                               200,000           194,000
                                       Esprit Telecom Group, PLC,
                                         11.500%, 12/15/2007                               450,000           207,000
                                       FairPoint Communications,
                                         12.500%, 05/01/2010                               580,000           565,500
                                       Global Crossing Holdings Ltd.,
                                         9.500%, 11/15/2009                              2,150,000         2,139,250
                                       Global Telesystems Group, 9.875%, 02/15/2005        570,000           250,800
                                       Hermes Europe Railtel BV,
                                         11.500%, 08/15/2007                               250,000           115,000
                                       ICG Holdings, Inc.,
                                         Step-up Coupon, 0% to 09/15/2000,
                                         13.500% to 09/15/2005                           1,565,000           344,300
                                       Intermedia Communications of Florida, Inc.:
                                         Step-up Coupon, 0% to 05/15/2001,
                                         12.500% to 05/15/2006                             670,000           633,150
                                         Step-up Coupon, 0% to 07/15/2002,
                                         11.250% to 07/15/2007                           1,000,000           835,000
                                       KMC Telecom Holdings, Inc.:
                                         Step-up Coupon, 0% to 02/15/2003,
                                         12.500% to 02/15/2008                           1,310,000           445,400
                                         13.500%, 05/15/2009                             1,010,000           636,300
                                       Level 3 Communications, Inc.:
                                         Step-up Coupon, 0% to 12/01/2003,
                                         10.500% to 12/01/2008                             250,000           145,000
                                         11.250%, 03/15/2010                               320,000           304,000

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       MGC Communications, 13.000%, 10/01/2004          $  749,000      $    614,180
                                       McLeod USA, Inc., 9.250%, 07/15/2007                900,000           837,000
                                       MetroNet Communications Corp.:
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.750% to 11/01/2007                             100,000            88,875
                                         Step-up Coupon, 0% to 06/15/2003,
                                         9.950% to 06/15/2008                            1,610,000         1,340,325
                                       Metromedia Fiber Network, Inc.,
                                         10.000%, 11/15/2008                               600,000           555,000
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001,
                                         13.500% to 06/01/2006                           1,380,000         1,200,600
                                       Nextel Communications, Inc:
                                         Step-up Coupon, 0% to 09/15/2002,
                                         10.650% to 09/15/2007                           1,120,000           918,400
                                         Step-up Coupon, 0% to 06/01/2004,
                                         12.250% to 06/01/2009                           1,000,000           550,000
                                         9.375%, 11/15/2009                              1,340,000         1,318,225
                                         10.750%, 11/15/2008                                50,000            46,750
                                       PTC International Finance,
                                         Step-up Coupon, 0% to 07/01/2002,
                                         10.750% to 07/01/2007                             400,000           280,000
                                       PTC International Finance II,
                                         11.250%, 12/01/2009                               130,000           130,000
                                       Price Communications Wireless,
                                         9.125%, 12/15/2006                              1,800,000         1,836,000
                                       Primus Telecommunications Group:
                                         11.250%, 01/15/2009                               280,000           140,000
                                         11.750%, 08/01/2004                               770,000           423,500
                                         12.750%, 10/15/2009                               440,000           224,400
                                       Rogers Cantel, Inc.:
                                         9.750%, 06/01/2016                              1,000,000         1,075,000
                                         8.800%, 10/01/2007                                500,000           495,000
                                       SBA Communications Corp.,
                                         Step-up Coupon, 0% to 03/01/2003,
                                         12.000% to 03/01/2008                             520,000           387,400
                                       Spectrasite Holdings, Inc.:
                                         Step-up Coupon, 0% to 04/15/2004,
                                         11.250% to 04/15/2009                           1,530,000           837,675
                                         Step-up Coupon, 0% to 07/15/2003,
                                         12.000% to 07/15/2008                           2,180,000         1,504,200
                                         10.750%, 03/15/2010                                90,000            85,500
                                       Telecorp PCS, Inc.:
                                         Step-up-Coupon, 0% to 04/15/2004,
                                         11.625% to 04/15/2009                           1,690,000         1,140,750
                                         10.625%, 07/15/2010                               370,000           373,700
                                       Teligent, Inc.:
                                         Step-up Coupon, 0% to 03/01/2003,
                                         11.500% to 03/01/2008                             435,000           121,800
                                         11.500%, 12/01/2007                               660,000           290,400
                                       Tritel PCS Inc.,
                                         Step-up Coupon, 0% to 05/01/2004,
                                         12.750% to 05/15/2009                           1,540,000         1,031,800
                                       Triton Communications, L.L.C.,
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11.000% to 05/01/2008                             990,000           742,500
                                       Versatel Telecom:
                                         11.875%, 07/15/2009                               140,000           121,800
                                         13.250%, 05/15/2008                               180,000           162,000

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Viatel, Inc.,
                                         Step-up Coupon, 0% to 04/15/2003,
                                         12.500% to 04/15/2008                          $  290,000      $     75,400
                                       Voicestream Wireless Corp.,
                                         10.375%, 11/15/2009                             1,400,000         1,515,500
                                       ---------------------------------------------------------------------------------
                                                                                                          29,890,280
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--4.0%
                                       Carlyle High Yield Partners,
                                         12.240%, 05/31/2007                             1,000,000           957,200
                                       Eaton Vance CDO Class C,
                                         13.680%, 07/15/2012                             1,000,000         1,000,000
                                       FRD Acquisition, 12.500%, 07/15/2004                100,000            37,000
                                       HMH Properties, 7.875%, 08/01/2008                3,300,000         3,036,000
                                       ---------------------------------------------------------------------------------
                                                                                                           5,030,200
------------------------------------------------------------------------------------------------------------------------

    MEDIA--15.4%
                                       AMFM, Inc.:
                                         Step-up Coupon, 0% to 02/01/2002,
                                         12.750% to 02/01/2009                             300,000           287,625
                                         8.000%, 11/01/2008                                900,000           910,125
                                       Adelphia Communications Corp.:
                                         7.875%, 05/01/2009                                540,000           452,250
                                         9.375%, 11/15/2009                                330,000           303,600
                                       American Lawyer Media, Inc.,
                                         Step-up Coupon, 0% to 12/15/2002,
                                         12.250% to 12/15/2008                           2,150,000         1,435,125
                                       CSC Holdings, Inc.:
                                         8.125%, 07/15/2009                              1,600,000         1,568,000
                                         9.250%, 11/01/2005                              1,300,000         1,313,000
                                       Chancellor Media Corp., 8.125%, 12/15/2007          250,000           252,500
                                       Charter Communications Holdings LLC,
                                         8.250%, 04/01/2007                              1,400,000         1,260,000
                                       Diamond Cable Communications, PLC,
                                         13.250%, 09/30/2004                               450,000           472,500
                                       Echostar DBS Corp.:
                                         9.250%, 02/01/2006                                950,000           933,375
                                         9.375%, 02/01/2009                                720,000           705,600
                                       Interep National Radio Sales, Inc.,
                                         10.000%, 07/01/2008                             1,650,000         1,460,250
                                       NTL Communications Corp.,
                                         11.875%, 10/01/2010                               930,000           910,237
                                       Outdoor Systems, Inc., 8.875%, 06/15/2007           900,000           923,625
                                       Renaissance Media Group,
                                         Step-up Coupon, 0% to 04/15/2003,
                                         10.000% to 04/15/2008                           1,600,000         1,072,000
                                       Rogers Cablesystems Ltd., 10.000%, 03/15/2005       500,000           527,500
                                       SFX Entertainment, Inc., 9.125%, 12/01/2008       1,000,000         1,045,000
                                       TeleWest Communications, PLC:
                                         Step-up Coupon, 0% to 10/01/2000,
                                         11.000% to 10/01/2007                             600,000           574,500
                                         9.625%, 10/01/2006                                190,000           172,900
                                         11.250%, 11/01/2008                               750,000           731,250
                                       Transwestern Publishing, 9.625%, 11/15/2007       1,000,000           997,500
                                       United International Holdings,
                                         Step-up Coupon, 0% to 02/15/2003,
                                         10.750% to 02/15/2008                             570,000           381,900
                                       United Pan-Europe Communications, 10.875%,
                                         11/01/2007                                        780,000           678,600
                                       ---------------------------------------------------------------------------------
                                                                                                          19,368,962
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.3%
                                       Allied Waste Industries, 7.625%, 01/01/2006         360,000           320,400
                                       Avis Rent A Car, 11.000%, 05/01/2009              1,470,000         1,598,625

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Coinmach Corp., 11.750%, 11/15/2005              $  720,000      $    721,800
                                       Kindercare Learning Centers, Inc.,
                                         9.500%, 02/15/2009                              1,000,000           925,000
                                       La Petite Academy, Inc., 10.000%, 05/15/2008        680,000           414,800
                                       Spincycle, Inc.,
                                         Step-up Coupon, 0% to 05/01/2001,
                                         12.750% to 05/01/2005                             500,000           150,000
                                       ---------------------------------------------------------------------------------
                                                                                                           4,130,625
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.5%
                                       Decrane Aircraft Holdings, Inc.,
                                         12.000%, 09/30/2008                               230,000           211,600
                                       Fairchild Corp., 10.750%, 04/15/2009                590,000           477,900
                                       United Rentals, Inc.:
                                         9.000%, 04/01/2009                                 50,000            46,000
                                         9.250%, 01/15/2009                              1,220,000         1,137,650
                                       ---------------------------------------------------------------------------------
                                                                                                           1,873,150
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--11.1%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 09/30/2003                               440,000           299,200
                                       BPC Holdings Corp., 12.500%, 06/15/2006             142,111           109,425
                                       Berry Plastics Corp., 12.250%, 04/15/2004         1,500,000         1,410,000
                                       Consumers International, 10.250%, 04/01/2005      1,400,000           476,000
                                       Delco Remy International, 10.625%, 08/01/2006       455,000           445,900
                                       Eagle-Picher Holdings, Inc., 9.375%, 03/01/2008     600,000           498,000
                                       Flowserve Corporation, 12.250%, 08/15/2010          270,000           278,100
                                       Fonda Group, 9.500%, 03/01/2007                     650,000           539,500
                                       GS Technologies, 12.000%, 09/01/2004              2,200,000           220,000
                                       Gaylord Container Corp.:
                                         9.750%, 06/15/2007                              1,200,000           840,000
                                         9.875%, 02/15/2008                                240,000            84,000
                                       Grove Holdings LLC,
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11.625% to 05/01/2009                              40,000               400
                                       Huntsman Package, 11.750%, 12/01/2004               350,000           354,375
                                       Millar Western Forest Products, Ltd.,
                                         9.875%, 05/15/2008                                610,000           561,200
                                       NL Industries, Inc., 11.750%, 10/15/2003            200,000           202,000
                                       Plainwell, Inc., 11.000%, 03/01/2008                400,000            80,000
                                       Printpack, Inc.:
                                         9.875%, 08/15/2004                              1,570,000         1,546,450
                                         10.625%, 08/15/2006                               250,000           241,250
                                       Riverwood International Corp.:
                                         10.250%, 04/01/2006                                60,000            59,700
                                         10.625%, 08/01/2007                               100,000           100,500
                                         10.875%, 04/01/2008                             2,020,000         1,848,300
                                       SF Holdings Group, Inc.,
                                         Step-up Coupon, 0% to 03/15/2003,
                                         12.750% to 03/15/2008                             490,000           254,800
                                       Stone Container Corp.:
                                         10.750%, 10/01/2002                               500,000           507,500
                                         11.500%, 08/15/2006                               440,000           453,200
                                       Tenneco Automotive, Inc.,
                                         11.625%, 10/15/2009                             1,800,000         1,143,000
                                       Terex Corp., 8.875%, 04/01/2008                     970,000           873,000
                                       Texas Petrochemicals, 11.125%, 07/01/2006           500,000           425,000
                                       U.S. Can Corp., 10.125%, 10/15/2006                 120,000           128,400
                                       ---------------------------------------------------------------------------------
                                                                                                          13,979,200
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--1.5%
                                       Exodus Communications, Inc.,
                                         11.625%, 07/15/2010                               430,000           434,300
                                       Flextronics International, 9.875%, 07/01/2010       350,000           359,625

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       PSINet, Inc.:
                                         10.000%, 02/15/2005                            $   30,000      $     19,200
                                         11.000%, 08/01/2009                               720,000           460,800
                                         11.500%, 11/01/2008                               880,000           580,800
                                       ---------------------------------------------------------------------------------
                                                                                                           1,854,725
------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.4%
                                       AES Corp., 9.375%, 09/15/2010                       830,000           838,300
                                       Chesapeake Energy Corp., 9.625%, 05/01/2005         350,000           348,250
                                       Continental Resources, Inc.,
                                         10.250%, 08/01/2008                                50,000            46,000
                                       Key Energy Services, Inc., 14.000%, 01/15/2009      170,000           193,800
                                       Nuevo Energy, 9.375%, 10/01/2010                    130,000           130,000
                                       Pen Holdings, Inc., 9.875%, 06/15/2008              470,000           352,500
                                       Pride International, Inc., 10.000%, 06/01/2009      390,000           407,550
                                       R&B Falcon Corp.:
                                         9.500%, 12/15/2008                                210,000           226,800
                                         11.000%, 03/15/2006                               120,000           138,000
                                       Triton Energy, Ltd., 8.875%, 10/01/2007             350,000           350,000
                                       ---------------------------------------------------------------------------------
                                                                                                           3,031,200
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.9%
                                       MMI Products, Inc., 11.250%, 04/15/2007             960,000           938,400
                                       Metal Management, Inc., 10.000%, 05/15/2008       1,750,000           175,000
                                       Metals USA, Inc., 8.625%, 02/15/2008                390,000           296,400
                                       Renco Steel Holdings Co., Series B,
                                         10.875%, 02/01/2005                             1,100,000           715,000
                                       Republic Technologies International,
                                         13.750%, 07/15/2009                             1,140,000           228,000
                                       ---------------------------------------------------------------------------------
                                                                                                           2,352,800
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--5.0%
                                       Congoleum Corp., 8.625%, 08/01/2008               1,810,000         1,086,000
                                       Del Webb Corp., 9.750%, 01/15/2008                   60,000            55,800
                                       Dimac Corp., 0.0%, 10/01/2008                       600,000             6,000
                                       Forecast Group, L.P., 11.375%, 12/15/2000           100,000           100,000
                                       Hovnanian Enterprises, Inc.,
                                         9.750%, 06/01/2005                              1,200,000         1,068,000
                                       Lennar Corp., 9.950%, 05/01/2010                    850,000           841,120
                                       Nortek, Inc., 9.875%, 03/01/2004                  1,510,000         1,457,150
                                       Standard Pacific Corp.
                                         8.000%, 02/15/2008                                100,000            91,250
                                         8.500%, 04/01/2009                                200,000           188,500
                                       Toll Corp.
                                         7.750%, 09/15/2007                                 80,000            75,200
                                         8.000%, 05/01/2009                                200,000           189,000
                                         8.125%, 02/01/2009                              1,100,000         1,036,750
                                         8.750%, 11/15/2006                                 70,000            69,300
                                       ---------------------------------------------------------------------------------
                                                                                                           6,264,070
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.1%
                                       Transtar Holdings, Inc., 13.375%, 12/15/2003        450,000           457,875
                                       Travelcenters America, 10.250%, 04/01/2007          970,000           977,275
                                       ---------------------------------------------------------------------------------
                                                                                                           1,435,150

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

    UTILITIES--1.2%
                                       Azurix Corp.:
                                       10.375%, 02/15/2007                              $  260,000      $    236,600
                                       10.750%, 02/15/2010                                 530,000           471,700
                                       Calpine Corp.:
                                       7.750%, 04/15/2009                                  430,000           407,786
                                       8.625%, 08/15/2010                                  420,000           418,761
                                       ---------------------------------------------------------------------------------
                                                                                                           1,534,847
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $131,905,402)                                               112,923,450
                                       ---------------------------------------------------------------------------------
    FOREIGN BONDS--U.S. $ DENOMINATED--2.3%
                                       AES Corporation, 11.500%, 08/30/2010                260,000           274,950
                                       Dolphin Telecom PLC, zero coupon, 05/15/2009      2,000,000           380,000
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                      1,110,000           965,700
                                       Federal Republic of Brazil, 14.500%,
                                         10/15/2009                                        500,000           552,500
                                       Kappa Beheer BV, 10.625%, 07/15/2009                700,000           719,250
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS--U.S. $ DENOMINATED
                                       (Cost $3,862,886)                                                   2,892,400
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS*--0.1%                                                                SHARES
    COMMUNICATIONS--0.1%
    TELEPHONE/COMMUNICATIONS
                                       Tele1 Europe Holding AB--ADR                         15,323           137,907
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
    CONTAINERS & PAPER
                                       SF Holdings Group, Inc                                   98               490
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $284,581)                                                       138,397
                                       ---------------------------------------------------------------------------------
    WARRANTS*--0.0%
    FINANCIAL--0.0%
    OTHER FINANCIAL COMPANIES
                                       Ono Finance PLC                                         650            58,500
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER
                                       Spincycle, Inc                                          500                 5
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                       Decrane Holdings Co.                                    260                 0
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS
                                       Republic Technologies International                   1,140                11
                                       ---------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost $11)                                                             58,516
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $145,965,396) (a)                                          $125,943,323
                                       ---------------------------------------------------------------------------------

 NOTES TO KEMPER HIGH YIELD II FUND PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $146,292,003. At September 30, 2000, the net unrealized depreciation for all securities based on tax cost was $20,348,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess value over tax cost of $1,216,201, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,564,881.

    The accompanying notes are an integral part of the financial statements.  27

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

                                                                   HIGH YIELD        HIGH YIELD
                                                                OPPORTUNITY FUND      FUND II
ASSETS
Investments in securities, at value
(cost $27,503,933 and $145,965,396, respectively)                 $21,877,646        125,943,323
------------------------------------------------------------------------------------------------
Cash                                                                       --             93,350
------------------------------------------------------------------------------------------------
Receivable for investments sold                                       218,640          1,805,087
------------------------------------------------------------------------------------------------
Dividends receivable                                                      720                 --
------------------------------------------------------------------------------------------------
Interest receivable                                                   760,578          3,598,287
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                         5,328             88,723
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       22,862,912        131,528,770
------------------------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                  56,617                 --
------------------------------------------------------------------------------------------------
Dividends payable                                                          --            667,654
------------------------------------------------------------------------------------------------
Payable for investments purchased                                     200,493          1,622,364
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                        3,333            267,358
------------------------------------------------------------------------------------------------
Accrued management fee                                                 24,119            540,625
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                   191,648            137,067
------------------------------------------------------------------------------------------------
Total liabilities                                                     476,210          3,235,068
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                              $22,386,702        128,293,702
------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                        $        --           (126,898)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          (5,626,287)       (20,022,073)
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (4,433,502)        (7,503,973)
------------------------------------------------------------------------------------------------
Paid-in capital                                                    32,446,491        155,946,646
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                              $22,386,702        128,293,702
------------------------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net assets applicable to shares outstanding                     $ 9,483,681         46,703,912
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value, unlimited number
  of shares authorized                                              1,366,333          6,004,692
------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                        $6.94               7.78
------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of net asset
  value)                                                                $7.27               8.15
------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                     $10,944,900         63,210,910
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value, unlimited number
  of shares authorized                                              1,577,804          8,125,884
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price (subject to contingent
  deferred sales charge) per share                                      $6.94               7.78
------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $ 1,958,121         18,378,880
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value, unlimited number
  of shares authorized                                                282,086          2,362,812
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price (subject to contingent
  deferred sales charge) per share                                      $6.94               7.78
------------------------------------------------------------------------------------------------

 28 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 2000

                                                                   HIGH YIELD       HIGH YIELD
                                                                OPPORTUNITY FUND      FUND II
INVESTMENT INCOME
Dividends                                                         $   211,077           283,476
-----------------------------------------------------------------------------------------------
Interest                                                            3,531,578        17,027,642
-----------------------------------------------------------------------------------------------
Total income                                                        3,742,655        17,311,118
-----------------------------------------------------------------------------------------------
Expenses:
Management fee                                                        195,625           955,843
-----------------------------------------------------------------------------------------------
Services to shareholders                                               61,854           214,572
-----------------------------------------------------------------------------------------------
Custodian and accounting fees                                             836            73,495
-----------------------------------------------------------------------------------------------
Distribution services fees                                            129,530           697,482
-----------------------------------------------------------------------------------------------
Administrative services fees                                           64,288           367,639
-----------------------------------------------------------------------------------------------
Auditing                                                               51,180            31,850
-----------------------------------------------------------------------------------------------
Legal                                                                   5,912             8,969
-----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                            26,598            11,383
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                61,004            49,969
-----------------------------------------------------------------------------------------------
Registration fees                                                     109,229            42,543
-----------------------------------------------------------------------------------------------
Other                                                                   6,544             8,228
-----------------------------------------------------------------------------------------------
Total expenses, before expense reductions                             712,600         2,461,973
-----------------------------------------------------------------------------------------------
Expense reductions                                                     (2,620)         (471,566)
-----------------------------------------------------------------------------------------------
Total expenses, after expense reductions                              709,980         1,990,407
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               3,032,675        15,320,711
-----------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                        (2,586,478)       (6,225,546)
-----------------------------------------------------------------------------------------------
Futures                                                                    --           (47,903)
-----------------------------------------------------------------------------------------------
                                                                   (2,586,478)       (6,273,449)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        (2,160,377)      (10,721,698)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (4,746,855)      (16,995,147)
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(1,714,180)       (1,674,436)
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  29

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                      HIGH YIELD OPPORTUNITY FUND                     HIGH YIELD FUND II
                               -----------------------------------------   -----------------------------------------
                                                                                                   FOR THE PERIOD
                                                                                                  NOVEMBER 30, 1998
                                      YEAR                  YEAR                  YEAR            (COMMENCEMENT OF
                                      ENDED                 ENDED                 ENDED            OPERATIONS) TO
                               SEPTEMBER 30, 2000    SEPTEMBER 30, 1999    SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income             $  3,032,675             3,483,242            15,320,711             8,183,014
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions             (2,586,478)           (1,847,005)           (6,273,449)           (1,230,523)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the period      (2,160,377)             (681,495)          (10,721,698)           (9,300,374)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting
from operations                     (1,714,180)              954,742            (1,674,436)           (2,347,883)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                             (1,416,321)           (1,673,668)           (5,882,712)           (3,322,069)
--------------------------------------------------------------------------------------------------------------------
Class B                             (1,459,394)           (1,411,189)           (7,050,841)           (3,693,281)
--------------------------------------------------------------------------------------------------------------------
Class C                               (314,796)             (306,844)           (2,362,537)           (1,318,586)
--------------------------------------------------------------------------------------------------------------------
From net realized gains
Class A                                     --               (83,318)                   --                    --
--------------------------------------------------------------------------------------------------------------------
Class B                                     --               (77,491)                   --                    --
--------------------------------------------------------------------------------------------------------------------
Class C                                     --               (15,014)                   --                    --
--------------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold           10,026,086            26,623,273            45,896,529           186,210,485
--------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions        2,248,863             4,857,110             7,444,521             4,476,964
--------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed            (22,236,548)          (18,305,608)          (62,087,299)          (26,095,152)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from Fund
share transactions                  (9,961,599)           13,174,775            (8,746,249)          164,592,297
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets  (14,866,290)           10,561,993           (25,716,776)          153,910,478
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period   37,252,992            26,691,000           154,010,478               100,000
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $ 22,386,702            37,252,992           128,293,702           154,010,478
--------------------------------------------------------------------------------------------------------------------

 30 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 CLASS A
                                                                                             FOR THE PERIOD
                                                                                             OCTOBER 1, 1997
                                                                                             (COMMENCEMENT OF
                                                             YEAR ENDED      YEAR ENDED      OPERATIONS) TO
KEMPER HIGH YIELD                                            SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
OPPORTUNITY FUND                                               2000            1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $8.33            8.89              9.50
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                       .81(a)          .88(a)            .70
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (1.33)           (.54)             (.60)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.52)            .34               .10
-------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.87)           (.85)             (.67)
-------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                       --            (.05)             (.04)
-------------------------------------------------------------------------------------------------------------
Total distributions                                               (.87)           (.90)             (.71)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $6.94            8.33              8.89
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B) (C)                                           (6.91)           3.55               .59**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                       9,484          17,223            12,249
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.90            1.53              1.27*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.89            1.53              1.27*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        10.35            9.64              8.31*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         76              98               169*
-------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                                                             FOR THE PERIOD
                                                                                             OCTOBER 1, 1997
                                                                                             (COMMENCEMENT OF
                                                             YEAR ENDED      YEAR ENDED      OPERATIONS) TO
                                                             SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                2000           1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $8.33           8.89              9.50
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                        .76(a)         .80(a)            .63
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (1.35)          (.54)             (.61)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (.59)           .26               .02
-------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                              (.80)          (.77)             (.59)
-------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                        --           (.05)             (.04)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                (.80)          (.82)             (.63)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $6.94           8.33              8.89
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B) (C)                                            (7.71)          2.73              (.18)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                       10,945         16,646            12,222
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    2.66           2.40              2.03*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     2.65           2.40              2.03*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          9.58           8.77              7.55*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          76             98               169*
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                 CLASS C
                                                                                             FOR THE PERIOD
                                                                                             OCTOBER 1, 1997
                                                                                             (COMMENCEMENT OF
                                                             YEAR ENDED      YEAR ENDED      OPERATIONS) TO
                                                             SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                               2000            1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $8.34            8.89              9.50
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                       .78(a)          .80(a)            .62
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (1.38)           (.53)             (.60)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.60)            .27               .02
-------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.80)           (.77)             (.59)
-------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                       --            (.05)             (.04)
-------------------------------------------------------------------------------------------------------------
Total distributions                                               (.80)           (.82)             (.63)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $6.94            8.34              8.89
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B) (C)                                           (7.82)           2.39              (.18)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net asset, end of period ($ in thousands)                        1,958           3,384             2,220
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   2.61            2.38              2.03*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    2.60            2.38              2.03*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         9.63            8.78              7.55*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         76              98               169*
-------------------------------------------------------------------------------------------------------------

 *  Annualized

**  Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                    CLASS A
                                                                                           FOR THE PERIOD
                                                                                           NOVEMBER 30,
                                                                                              1998
                                                                                           (COMMENCEMENT OF
                                                                     YEAR ENDED            OPERATIONS) TO
                                                                     SEPTEMBER 30,         SEPTEMBER 30,
                    KEMPER HIGH YIELD II                                2000                  1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $8.76                   9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                            .93                    .72
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                               (.99)                  (.70)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.06)                   .02
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                      (.92)                  (.76)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                        (.92)                  (.76)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $7.78                   8.76
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                      (.98)                   .19**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                               46,704                 57,029
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.20                   1.59*
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .88                    .39*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 10.90                  10.24*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  66                     79*
-----------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                                                                           FOR THE PERIOD
                                                                                           NOVEMBER 30,
                                                                                              1998
                                                                                           (COMMENCEMENT OF
                                                                     YEAR ENDED            OPERATIONS) TO
                                                                     SEPTEMBER 30,         SEPTEMBER 30,
                                                                       2000                   1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $8.77                    9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                           .86                     .68
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                              (.99)                   (.71)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.13)                    .03
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                     (.86)                   (.70)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                       (.86)                   (.70)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $7.78                    8.77
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                    (1.73)                   (.43)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                              63,211                  70,802
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.96                    2.19*
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.63                    1.00*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                10.16                    9.63*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 66                      79*
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                                                           FOR THE PERIOD
                                                                                           NOVEMBER 30,
                                                                                              1998
                                                                                           (COMMENCEMENT OF
                                                                     YEAR ENDED            OPERATIONS) TO
                                                                     SEPTEMBER 30,         SEPTEMBER 30,
                                                                        2000                  1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $8.77                   9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                            .86                    .68
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                               (.99)                  (.71)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.13)                   .03
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                      (.86)                  (.70)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                        (.86)                  (.70)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $7.78                   8.77
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                     (1.73)                  (.43)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                               18,379                 26,179
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.94                   2.25*
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.63                   1.00*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 10.13                   9.63*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  66                     79*
-----------------------------------------------------------------------------------------------------------

 *  Annualized

**  Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Yield Opportunity Fund, a diversified
                             series of Kemper High Yield Series, and Kemper High
                             Yield Fund II, a diversified series of Kemper
                             Income Trust are registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as open end management investment companies organized as Massachusetts business trusts.

                             Each Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none issued as of September 30, 2000) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the

NOTES TO FINANCIAL STATEMENTS

                             most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper High Yield Fund II purchased interest rate futures to manage the duration of the portfolio. In addition, the Kemper High Yield Fund II also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required. In addition, for the Kemper High Yield Opportunity Fund from November 1, 1999 through September 30, 2000 the Fund incurred approximately $2,094,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001. The Kemper High Yield II Fund from November 1, 1999 through September 30, 2000 incurred approximately $5,231,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

NOTES TO FINANCIAL STATEMENTS

                             At September 30, 2000, the Kemper High Yield
                             Opportunity Fund had a net tax basis loss carryforward of approximately $2,265,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2007 ($274,000) or September 30, 2008 ($1,991,000), the respective expiration dates, whichever occurs first.

                             At September 30, 2000, the Kemper High Yield II Fund had a net tax basis loss carryforward of approximately $1,947,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2008, the respective expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2
     PURCHASES AND
     SALES OF SECURITIES     For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                                                              HIGH YIELD      HIGH YIELD
                                                                           OPPORTUNITY FUND    FUND II
                                                                           -----------------------------
                             Purchases                                       $22,596,747      92,336,007
                             Proceeds from sales                              33,356,282      97,925,994

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Each Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .65% of the first $250 million of average daily net assets declining to .49% of average daily net assets in excess of $12.5 billion. Management fees incurred for the year ended September 30, 2000 are as follows:

                             High Yield Opportunity Fund    $195,625
                             High Yield Fund II              940,921 (fee after
                                                                      expense
                                                                      waiver of
                                                                      $14,922)

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are as follows:

                                                                             COMMISSIONS RETAINED BY KDI
                                                                             ---------------------------
                             High Yield Opportunity Fund                               $ 3,216
                             High Yield Fund II                                         31,028

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 are as follows:

                                                                          DISTRIBUTION FEES
                                                                             AND CDSC
                                                                          RECEIVED BY KDI
                                                                         -----------------
                             High Yield Opportunity Fund                 $184,699
                             High Yield Fund II                           942,448          (fee after
                                                                                           expense
                                                                                           waiver of $3,048)

                             Unpaid amount at September 30, 2000 as follows:

                             High Yield Opportunity Fund           $6,737
                             High Yield Fund II                    67,192

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid for the year ended September 30, 2000 are as follows:

                                                                ASF PAID       ASF PAID
                                                                 BY KDI       BY THE FUND
                                                             TO AFFILIATES     TO KDI
                                                             -------------   -----------
                             High Yield Opportunity Fund      $ --          $64,288
                             High Yield Fund II                663              100     (fee after expense
                                                                                        waiver of $367,539)

                             Unpaid amount at September 30, 2000 as follows:

                             High Yield Opportunity Fund           $4,940
                             High Yield Fund II                        --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of each Fund. Under the agreement, for the year ended September 30, 2000, KSvC received shareholder services fees as follows:

                             High Yield Opportunity Fund         $ 36,688
                             High Yield Fund II                   163,212

NOTES TO FINANCIAL STATEMENTS

                             Unpaid amount at September 30, 2000 as follows:

                             High Yield Opportunity Fund          $33,660
                             High Yield Fund II                    48,407

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The Kemper High Yield Fund II incurred no accounting fees for the year ended September 30, 2000 after an expense waiver of $64,631.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Funds are also officers or trustees of Scudder Kemper. For the year ended September 30, 2000, the Funds made no payments to their officers and incurred trustees' fees to independent trustees.

                             High Yield Opportunity Fund          $26,598
                             High Yield Fund II                    11,383

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Funds:

                                                                         YEAR ENDED                   YEAR ENDED
                                       KEMPER HIGH                   SEPTEMBER 30, 2000           SEPTEMBER 30, 1999
                                       YIELD OPPORTUNITY          -------------------------    ------------------------
                                       FUND                         SHARES        AMOUNT         SHARES       AMOUNT
                                       SHARES SOLD
                                        Class A                      471,483      3,862,247     1,507,482   $13,484,948
                                       --------------------------------------------------------------------------------
                                        Class B                      490,693      3,931,015     1,178,995    10,552,504
                                       --------------------------------------------------------------------------------
                                        Class C                      266,652      2,195,973       227,883     2,054,731
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                      124,795        986,895       183,460     1,638,140
                                       --------------------------------------------------------------------------------
                                        Class B                      131,562      1,034,270       254,355     2,288,867
                                       --------------------------------------------------------------------------------
                                        Class C                       28,740        227,698       102,076       930,103
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                   (1,302,501)   (10,605,152)   (1,062,650)   (9,528,364)
                                       --------------------------------------------------------------------------------
                                        Class B                   (1,038,097)    (8,254,205)     (747,786)   (6,701,325)
                                       --------------------------------------------------------------------------------
                                        Class C                     (419,211)    (3,340,340)     (173,662)   (1,544,829)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                        4,590         36,851        62,017       531,090
                                       --------------------------------------------------------------------------------
                                        Class B                       (4,590)       (36,851)      (62,017)     (531,090)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $ (9,961,599)                $13,174,775
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                                   FOR THE PERIOD
                                                                                                  NOVEMBER 30, 1998
                                                                                                  (COMMENCEMENT OF
                                                                        YEAR ENDED                 OPERATIONS) TO
                                                                    SEPTEMBER 30, 2000           SEPTEMBER 30, 1999
                                       KEMPER HIGH               -------------------------    -------------------------
                                       YIELD FUND II               SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                   2,147,102     18,374,793     7,548,250   $ 70,659,914
                                       --------------------------------------------------------------------------------
                                        Class B                   2,340,384     19,941,345     8,754,074     81,880,388
                                       --------------------------------------------------------------------------------
                                        Class C                     828,749      7,111,005     3,571,130     33,289,183
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     361,417      3,030,443       195,727      1,790,143
                                       --------------------------------------------------------------------------------
                                        Class B                     363,272      3,045,269       204,561      1,873,918
                                       --------------------------------------------------------------------------------
                                        Class C                     162,691      1,368,809        88,872        812,902
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (3,067,325)   (25,992,077)   (1,280,785)   (11,806,139)
                                       --------------------------------------------------------------------------------
                                        Class B                  (2,597,667)   (22,007,849)     (846,435)    (7,732,263)
                                       --------------------------------------------------------------------------------
                                        Class C                  (1,615,116)   (13,617,987)     (677,024)    (6,175,750)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      54,799        469,386        42,000        381,000
                                       --------------------------------------------------------------------------------
                                        Class B                     (53,814)      (469,386)      (42,000)      (381,000)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ (8,746,249)                $164,592,297
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            Each Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the year ended September 30, 2000, the High Yield Opportunity Fund's and High Yield
                             Fund II's custodian and transfer agent fees were reduced by $836 and $1,784, and $6,764 and $14,662, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The High Yield Opportunity Fund may borrow money
                             for leverage purposes up to a maximum of 20% of the total assets of the Fund including the amount borrowed. The agreement is with the Bank of America and is available through December 18, 2000. At
                             September 30, 2000 there were no loans outstanding.

                             The High Yield Fund II and several Kemper funds (the "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of their net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH YIELD OPPORTUNITY FUND

KEMPER HIGH YIELD FUND II

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper High Yield Opportunity Fund and Kemper High Yield Fund II, as of September 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Kemper High Yield Opportunity Fund and Kemper High Yield Fund II at September 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 16, 2000

NOTES

NOTES

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
LINDA C. COUGHLIN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           HARRY E. RESIS, JR.
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee                 LINDA J. WONDRACK
and Vice President                Vice President
SHIRLEY D. PETERSON               MAUREEN E. KANE
Trustee                           Assistant Secretary
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)

Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KHYFS - 2 (11/25/00) 1124140
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)